UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : September 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of May 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2002-18)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-10                 13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2002-18 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital Inc., as seller, Chase Manhattan Mortgage Corporation as master servicer, Greenpoint Mortgage Funding Inc. as seller and servicer, Washington Mutual Mortgage Securities Corp. as servicer, Olympus Servicing LP as servicer and special servicer, Bank One National Association as trustee, and JPMorgan Chase Bank, as trust administrator. On September 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on September 25, 2002 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
CSFB  Mortgage  Pass-Through  Certificates,  Series 2002-18
-------------------------------------------------------------------------------



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JPMorgan Chase Bank, not in its individual capacity but solely as Trust Administrator under the Agreement referred to herein





Date:  October 1, 2002             By:  /s/ Andreas Auer
                                        -----------------------------------
                                        Andreas Auer
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on September 25, 2002


                                       CSFB Mortgage Pass-Through Certificates, Series 2002-18
                                                     Statement to Certificate Holders
                                                           September 25, 2002


---------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL       BEGINNING
               FACE         PRINCIPAL                                                       REALIZED     DEFERRED       PRINCIPAL
CLASS          VALUE         BALANCE            PRINCIPAL        INTEREST        TOTAL        LOSSES     INTEREST        BALANCE
---------------------------------------------------------------------------------------------------------------------------------
IA1        90,580,000.00   74,180,121.31    7,950,189.62      125,488.04   8,075,677.66     0.00     0.00       66,229,931.69
IA2        73,500,000.00   73,500,000.00            0.00      335,037.50     335,037.50     0.00     0.00       73,500,000.00
IA3        28,200,000.00   28,200,000.00            0.00      148,520.00     148,520.00     0.00     0.00       28,200,000.00
IA4        16,000,000.00   16,000,000.00            0.00       88,800.00      88,800.00     0.00     0.00       16,000,000.00
IA5        27,156,420.00   27,156,420.00            0.00      156,602.02     156,602.02     0.00     0.00       27,156,420.00
IIA1      286,145,472.00  276,846,807.55    5,417,996.59    1,730,292.55   7,148,289.14     0.00     0.00      271,428,810.96
IIP        13,741,689.00   13,480,055.69      203,590.63            0.00     203,590.63     0.00     0.00       13,276,465.06
IPP               100.00          100.00            0.00            0.54           0.54     0.00     0.00              100.00
IIPP              100.00          100.00            0.00            0.63           0.63     0.00     0.00              100.00
IM1         6,744,275.00    6,744,275.00            0.00       39,341.60      39,341.60     0.00     0.00        6,744,275.00
IM2         3,065,580.00    3,065,580.00            0.00       17,882.55      17,882.55     0.00     0.00        3,065,580.00
IIB1        4,173,691.00    4,159,826.42        3,238.57       25,998.92      29,237.49     0.00     0.00        4,156,587.85
IIB2        2,164,135.00    2,156,945.96        1,679.26       13,480.91      15,160.17     0.00     0.00        2,155,266.70
IIB3        1,082,067.00    1,078,472.49          839.63        6,740.45       7,580.08     0.00     0.00        1,077,632.86
IIB4          618,324.00      616,269.99          479.79        3,851.69       4,331.48     0.00     0.00          615,790.20
AR                100.00            0.00            0.00            0.00           0.00     0.00     0.00                0.00
IIB5          618,324.00      616,269.99          479.79        3,851.69       4,331.48     0.00     0.00          615,790.20
IIB6          309,162.00      308,135.00          239.89        1,925.84       2,165.73     0.00     0.00          307,895.11
IIB7          309,164.00      308,137.20          239.89        1,925.86       2,165.75     0.00     0.00          307,897.31
TOTALS    554,408,603.00  528,417,516.60   13,578,973.66    2,699,740.79  16,278,714.45     0.00     0.00      514,838,542.94

IAIO       24,500,000.00   24,500,000.00            0.00      153,125.00     153,125.00     0.00     0.00       24,500,000.00
IIX        12,123,573.00   11,689,258.88            0.00       73,057.87      73,057.87     0.00     0.00       11,504,385.61
IX        245,246,375.36  230,072,728.19            0.00      423,650.83     423,650.83     0.00     0.00      222,122,538.57
---------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1     22540V2R2       818.94591864     87.76981254    1.38538353    89.15519607     731.17610609          IA1        2.030000 %
IA2     22540V2S0     1,000.00000000      0.00000000    4.55833333     4.55833333   1,000.00000000          IA2        5.470000 %
IA3     22540V2T8     1,000.00000000      0.00000000    5.26666667     5.26666667   1,000.00000000          IA3        6.320000 %
IA4     22540V2U5     1,000.00000000      0.00000000    5.55000000     5.55000000   1,000.00000000          IA4        6.660000 %
IA5     22540V2V3     1,000.00000000      0.00000000    5.76666659     5.76666659   1,000.00000000          IA5        6.920000 %
IIA1    22540V2X9       967.50371626     18.93441316    6.04689824    24.98131139     948.56930310          IIA1       7.500000 %
IIP     22540V2Z4       980.96061481     14.81554633    0.00000000    14.81554633     966.14506848          IIP        0.000000 %
IPP     22540V3A8     1,000.00000000      0.00000000    5.40000000     5.40000000   1,000.00000000          IPP        6.500000 %
IIPP    22540V3B6     1,000.00000000      0.00000000    6.30000000     6.30000000   1,000.00000000          IIPP       7.500000 %
IM1     22540V3C4     1,000.00000000      0.00000000    5.83333272     5.83333272   1,000.00000000          IM1        7.000000 %
IM2     22540V3D2     1,000.00000000      0.00000000    5.83333333     5.83333333   1,000.00000000          IM2        7.000000 %
IIB1    22540V3F7       996.67810099      0.77594867    6.22923930     7.00518797     995.90215232          IIB1       7.500000 %
IIB2    22540V3G5       996.67810003      0.77594974    6.22923709     7.00518683     995.90215028          IIB2       7.500000 %
IIB3    22540V3H3       996.67810773      0.77595010    6.22923534     7.00518545     995.90215763          IIB3       7.500000 %
IIB4    22540V3K6       996.67810080      0.77595241    6.22924227     7.00519469     995.90214839          IIB4       7.500000 %
AR      22540V3J9         0.00000000      0.00000000    0.00000000     0.00000000       0.00000000          AR         7.500000 %
IIB5    22540V3L4       996.67810080      0.77595241    6.22924227     7.00519469     995.90214839          IIB5       7.500000 %
IIB6    22540V3M2       996.67811697      0.77593624    6.22922610     7.00516234     995.90218073          IIB6       7.500000 %
IIB7    22540V3EO       996.67878537      0.77593122    6.22925049     7.00518172     995.90285415          IIB7       7.500000 %
TOTALS                  953.11925850     24.49271816    4.86958675    29.36230492     928.62654034

IAIO    22540V2W1     1,000.00000000      0.00000000    6.25000000     6.25000000   1,000.00000000          IAIO       7.500000 %
IIX     22540V2Y7       964.17606262      0.00000000    6.02610056     6.02610056     948.92698794          IIX        7.500000 %
IX                      938.12896461      0.00000000    1.72744991     1.72744991     905.71181019          IX         0.000000 %
-------------------------------------------------------------------------------------------------------- -----------------------



IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Mark M. Volosov
               JPMorgan Chase Bank - Structured Finance Services
                           450 West 33rd, 14th Floor
                            New York, New York 10001
                              Tel: (212) 946-7172
                              Fax: (212) 946-8302
                         Email: mark.volosov@chase.com



                                      -6-

                                       CSFB Mortgage Pass-Through Certificates, Series 2002-18
                                                     Statement to Certificate Holders
                                                           September 25, 2002

Section 4.04(a)(i)           Scheduled Principal Payments (Total)                   428,999.26
                                                   Group 1                          192,277.14
                                                   Group 2                          236,722.12

                             Principal Prepayments (Total)                        13,149,974.40
                                                   Group 1                         7,757,762.85
                                                   Group 2                         5,391,838.01

                             Repurchase Principal (Total)                                    0.00
                                                   Group 1                                   0.00
                                                   Group 2                                   0.00

                             Substitution Amounts (Total)                                    0.00
                                                   Group 1                                   0.00
                                                   Group 2                                   0.00

                             Net Liquidation Proceeds (Total)                                0.00
                                                   Group 1                                   0.00
                                                   Group 2                                   0.00

                             Insurance Proceeds (Total)                                      0.00
                                                   Group 1                                   0.00
                                                   Group 2                                   0.00

                             Other Principal (Total)                                         0.00
                                                   Group 1                                   0.00
                                                   Group 2                                   0.00

Section 4.04(a)(v)           Beginning Number of Loans Outstanding (Total)                  2,757
                                                   Group 1                                    566
                                                   Group 2                                  2,191

                             Beginning Aggregate Loan Balances (Total)              529,643,749.32
                                                   Group 1                          230,072,728.19
                                                   Group 2                          299,571,021.13

                             Ending Number of Loans Outstanding (Total)                     2,706
                                                   Group 1                                    547
                                                   Group 2                                  2,159

                             Ending Aggregate Loan Balances (Total)                 516,064,775.66
                                                   Group 1                          222,122,538.57
                                                   Group 2                          293,942,237.09

Section 4.04(a)(vi)          Servicing Fees (Total, including TGIC and PMI Fees)        280,985.72
                                                   Group 1                               79,300.43
                                                   Group 2                              201,685.29

                             Trust Administrator Fees                                    1,827.92
                                                   Group 1                                 710.85
                                                   Group 2                               1,117.07

Section 4.04(a)(viii)        Current Advances (Total)                                         N/A
                                                   Group 1                                    N/A
                                                   Group 2                                    N/A

                             Outstanding Advances (Total)                                     N/A
                                                   Group 1                                    N/A
                                                   Group 2                                    N/A


                                       CSFB Mortgage Pass-Through Certificates, Series 2002-18
                                                     Statement to Certificate Holders
                                                           September 25, 2002


Section 4.04(ix)             Delinquent Mortgage Loans

                                  Group 1
                                                                            Principal
                                 Category               Number                Balance         Percentage
                                 1 Month                8              4,291,918.89            1.93 %
                                 2 Month                6              2,579,794.91            1.16 %
                                 3 Month                2              1,071,623.88            0.48 %
                                 Total                 16              7,943,337.68            3.57 %

                                  Group 2
                                                                            Principal
                                 Category               Number                Balance         Percentage
                                 1 Month                26              3,442,054.40            1.17 %
                                 2 Month                11              1,126,422.39            0.38 %
                                 3 Month                 7                835,396.34            0.28 %
                                  Total                 44              5,403,873.13            1.83 %

                                  Group Totals
                                                                            Principal
                                 Category               Number                Balance         Percentage
                                 1 Month              34              7,733,973.29            1.50 %
                                 2 Month              17              3,706,217.30            0.72 %
                                 3 Month               9              1,907,020.22            0.37 %
                                  Total               60             13,347,210.81            2.59 %







                             * Delinquent Bankruptcies are included in the table above.

                             Bankrupcies
                                                    Group 1
                                                                         Principal
                                                    Number               Balance        Percentage
                                                            0                 0.00        0.00%
                                                    Group 2
                                                                         Principal
                                                    Number               Balance         Percentage
                                                         0                    0.00        0.00%
                                                   Group Totals
                                                                         Principal
                                                    Number               Balance          Percentage
                                                         0                    0.00        0.00%

                             * Only Current Bankruptcies are reflected in the table above.

                             Foreclosures
                                                    Group 1
                                                                         Principal
                                                    Number               Balance            Percentage
                                                          1                492,899.49         0.22 %
                                                    Group 2
                                                                         Principal
                                                    Number               Balance            Percentage
                                                          1                 53,833.04         0.02 %

                                                   Group Totals
                                                                         Principal
                                                    Number               Balance            Percentage
                                                          2                546,732.53         0.11 %


Section 4.04(a)(xi)          REO Properties
                                                    Group 1
                                                                         Principal
                                                    Number               Balance         Percentage
                                                         0                    0.00        0.00%
                                                    Group 2
                                                                         Principal
                                                    Number               Balance         Percentage
                                                         0                    0.00        0.00%
                                                   Group Totals
                                                                         Principal
                                                    Number               Balance         Percentage
                                                         0                    0.00        0.00%

                                       CSFB Mortgage Pass-Through Certificates, Series 2002-18
                                                     Statement to Certificate Holders
                                                           September 25, 2002
Section 4.04(a)(xii)         Current Realized Losses                                             0.00
                                                   Group 1                                       0.00
                                                   Group 2                                       0.00

                             Cumulative Realized Losses                                          0.00
                                                   Group 1                                       0.00
                                                   Group 2                                       0.00

Section 4.04(a)(xiii)        Weighted Average Term to Maturity (Deal)                             334
                                                   Group I                                        337
                                                   Group II                                       333

                             Number of Claims submitted under the TGIC PMI policy                   0
                             Total Amount of Claims Submitted under the TGIC PMI policy          0.00
                             Number of Claims Paid under the TGIC PMI policy                        0
                             Total Amount of Claims Paid under the TGIC PMI policy               0.00

Sec. 4.04 (a)(x)             Rolling Three Month Delinquency Rate                            1.13359 %

Group 1 O/C Reporting        Targeted Overcollateralization Amount                       1,226,231.88
                             Ending Overcollateralization Amount                         1,226,231.88
                             Ending Overcollateralization Deficiency                             0.00
                             Group 2 Excess Interest Amount                                  6,771.90
                             Overcollateralization Release Amount                                0.00
                             Monthly Excess Interest                                       424,228.14
                             Payment to Class I-X                                          423,650.83

Basis Risk Shortfall Paid    Class I-A-1                                                         0.00
                             Class I-A-2                                                         0.00
                             Class I-A-3                                                         0.00
                             Class I-A-4                                                         0.00
                             Class I-A-5                                                         0.00
                             Class I-M-1                                                       396.90
                             Class I-M-2                                                       180.41



                                                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.